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                                                                  Exhibit (g)(3)



                                  ARMADA FUNDS

This Exhibit A, dated June 28, 2002, is that certain Exhibit A to a Custodian Services Agreement dated as of November 7, 1994 between the undersigned parties. This Exhibit A supersedes all previous forms of Exhibit A.

                                Money Market Fund
                          Government Money Market Fund
                           Treasury Money Market Fund
                          Tax Exempt Money Market Fund
                               Equity Growth Fund
                             Intermediate Bond Fund
                            Ohio Tax Exempt Bond Fund
                          National Tax Exempt Bond Fund
                              Large Cap Value Fund
                              Small Cap Value Fund
                              Large Cap Ultra Fund
                               Mid Cap Growth Fund
                           Limited Maturity Bond Fund
                           Total Return Advantage Fund
                    Pennsylvania Tax Exempt Money Market Fund
                                    Bond Fund
                                    GNMA Fund
                           U.S. Government Income Fund
                        Pennsylvania Municipal Bond Fund
                            International Equity Fund
                                Core Equity Fund
                              Small Cap Growth Fund
                                Equity Index Fund
                             Tax Managed Equity Fund
                            Balanced Allocation Fund
                        Ohio Municipal Money Market Fund
                          Michigan Municipal Bond Fund
                         Treasury Plus Money Market Fund
                           Aggressive Allocation Fund
                          Conservative Allocation Fund
                            Small/Mid Cap Value Fund




NATIONAL CITY BANK

By: /s/ Signature illegible
    -----------------------

Title:  Senior Vice President - Corporate Trust


ARMADA FUNDS

By: /s/ Herbert R. Martens
    ----------------------

Title:  President